OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                 (UNAUDITED)    (UNAUDITED)                (UNAUDITED)    (UNAUDITED)
                                                JAN 31, 1998   DEC 31, 1997               JAN 31, 1998   DEC 31, 1997
                                                     ESD            ESD        CHANGE          PSD           PSD         CHANGE
                                                ---------------------------------------   ---------------------------------------
CURRENT ASSETS
Cash                                                       -        204,935   (204,935)         32,427        60,972     (28,545)
Restricted cash held in escrow                     2,615,035      2,614,909        126               -             -          -
Accounts receivable                                        -              -                          -             -
  A/R--trade                                      12,212,079     12,513,883   (301,804)      2,165,575     2,231,058     (65,483)
  A/R--interco                                         2,797         42,513    (39,716)            600         1,393        (793)
  A/R--employees                                      13,540          8,063      5,477          20,483        33,011     (12,528)
  A/R--supplemental                                1,831,118      1,724,603    106,515                                         -
  A/R--misc.                                             114         24,325    (24,211)              -             -           -
  Allowance for doubtful accounts                 (2,485,969)    (2,417,129)   (68,840)       (156,734)     (190,350)     33,616
                                                ---------------------------------------   ---------------------------------------
    Accounts receivable, net                      11,573,679     11,896,258   (322,579)      2,029,924     2,075,112     (45,188)
                                                ---------------------------------------   ---------------------------------------
Costs and earnings in excess of billings           5,801,236      6,061,123   (259,887)              -             -          -
Prepaid expenses                                      15,254         47,521    (32,267)        147,870       149,724      (1,854)
Inventory                                              6,575          8,837     (2,262)      3,843,274     3,669,795     173,479
Inventory reserve                                          -              -          -      (1,475,823)   (1,319,668)   (156,155)
                                                ---------------------------------------   ---------------------------------------
    Inventory, net                                     6,575          8,837     (2,262)      2,367,451     2,350,127      17,324
                                                ---------------------------------------   ---------------------------------------
Other current assets                                       -              -          -               -             -           -
                                                ---------------------------------------   ---------------------------------------
TOTAL CURRENT ASSETS                              20,011,779     20,833,583   (821,804)      4,577,672     4,635,935     (58,263)
                                                ---------------------------------------   ---------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                  2,085,155      2,082,262      2,893         323,298       323,298           -
  Automotive equipment                               939,324        939,324          -         619,625       619,625           -
  Office furniture and equipment                     790,707        791,304       (597)      1,094,950     1,096,131      (1,181)
  Equipment under capital leases                                                     -                                         -
  Leasehold improvements                              90,823         90,823         (0)         89,040        89,040           -
                                                ---------------------------------------   ---------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                   3,906,009      3,903,713      2,296       2,126,913     2,128,094      (1,181)
  Accum. Depreciation                             (2,360,432)    (2,303,935)   (56,497)     (1,129,350)   (1,107,080)    (22,270)
                                                ---------------------------------------   ---------------------------------------
TOTAL PROPERTY & EQUIP., NET                       1,545,577      1,599,778    (54,201)        997,563     1,021,014     (23,451)
                                                ---------------------------------------   ---------------------------------------
Long-term accounts receivable - Other (Texas)      1,031,768        992,049     39,719               -             -           -
Other Assets                                         177,425        176,766        659               -             -           -
Investment & Intercompany in Subsidiaries                  -              -          -               -             -           -
                                                ---------------------------------------   ---------------------------------------
TOTAL ASSETS                                      22,766,549     23,602,176   (835,627)      5,575,235     5,656,949     (81,714)
                                                ---------------------------------------   ---------------------------------------
                                                ---------------------------------------   ---------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                   248,234        174,755     73,479         170,356       251,145     (80,789)
  Line of Credit                                           -              -          -               -             -           -
  Accrued expenses, excluding bankruptcy costs       521,158        659,916   (138,758)        492,913       499,975      (7,062)
  Accrued bankruptcy costs                                 -              -          -               -             -           -
  Estimated claims against cash held in escrow     2,560,602      2,560,602          -               -             -           -
  Billings in excess of costs & earnings                   -              -          -               -             -           -
  Current portion of long term debt                        -              -          -               -             -           -
  Intercompany - BNYFC                             8,568,693      9,115,920   (547,227)      7,960,560     7,709,931     250,629
  Intercompany payables                                4,411          4,490        (79)            959             -         959
                                                ---------------------------------------   ---------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES           11,903,098     12,515,683   (612,585)      8,624,788     8,461,051     163,737
Intercompany - BNYFC                                       -              -          -               -             -           -
Intercompany Notes Payable                         8,741,768      8,741,768          -               -             -           -
Pre Petition Liabilities                           2,379,450      2,451,603    (72,153)        982,314       982,314           -
Pre Petition Estimated Construction Claims                 -              -          -               -             -           -
                                                ---------------------------------------   ---------------------------------------
  TOTAL LIABILITIES                               23,024,316     23,709,052   (684,737)      9,607,102     9,443,365     163,737
                                                ---------------------------------------   ---------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                          3,371,172     3,371,172
Additional paid in capital                        17,791,864     17,791,864                 10,742,189    10,742,189
Treasury Stock A-P-I-C
Retained earnings - prior                        (15,563,780)   (15,563,780)               (14,767,222)  (14,767,222)
Y-T-D net income pre petition                        (26,496)       (26,496)                  (247,894)     (247,894)
Y-T-D net income post petition                    (2,459,356)    (2,308,466)  (150,890)     (3,130,112)   (2,884,661)  (245,451)
                                                ---------------------------------------   ---------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                        (257,767)      (106,876)  (150,890)     (4,031,867)   (3,786,416)  (245,451)
                                                ---------------------------------------   ---------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          22,766,549     23,602,176   (835,627)      5,575,235     5,656,949    (81,714)
                                                ---------------------------------------   ---------------------------------------
                                                ---------------------------------------   ---------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                                           (UNAUDITED)    (UNAUDITED)
                                                 (UNAUDITED)    (UNAUDITED)               JAN 31, 1998   DEC 31, 1997
                                                JAN 31, 1998   DEC 31, 1997                CONTINUING     CONTINUING
                                                  CORPORATE     CORPORATE      CHANGE      OPERATIONS     OPERATIONS     CHANGE
                                                ---------------------------------------   ---------------------------------------
CURRENT ASSETS
Cash                                                  32,102        226,024   (193,922)         64,529       491,931    (427,402)
Restricted cash held in escrow                             -              -          -       2,615,035     2,614,909         126
Accounts receivable                                        -              -
  A/R--trade                                         144,431        144,431          -      14,522,085    14,889,372    (367,287)
  A/R--interco                                       249,398              -    249,398         252,795        43,906     208,889
  A/R--employees                                           -              -          -          34,023        41,074      (7,051)
  A/R--supplemental                                        -      1,831,118  1,724,603         106,515
  A/R--misc.                                       1,076,170      1,076,094         76       1,076,284     1,100,419     (24,135)
  Allowance for doubtful accounts                 (1,138,467)    (1,138,467)         -      (3,781,170)   (3,745,946)    (35,224)
                                                ---------------------------------------   ---------------------------------------
    Accounts receivable, net                         331,532         82,058    249,474      13,935,135    14,053,428    (118,293)
                                                ---------------------------------------   ---------------------------------------
Costs and earnings in excess of billings                   -              -          -       5,801,236     6,061,123    (259,887)
Prepaid expenses                                     592,451        632,116    (39,665)        755,575       829,361     (73,786)
Inventory                                                  -              -          -       3,849,849     3,678,632     171,217
Inventory reserve                                          -              -          -      (1,475,823)   (1,319,668)   (156,155)
                                                ---------------------------------------   ---------------------------------------
    Inventory, net                                         -              -          -       2,374,026     2,358,964      15,062
                                                ---------------------------------------   ---------------------------------------
Other current assets                                       -              -          -               -             -           -
                                                ---------------------------------------   ---------------------------------------
TOTAL CURRENT ASSETS                                 956,085        940,198     15,887      25,545,536    26,409,716    (864,180)
                                                ---------------------------------------   ---------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                          -              -          -       2,408,453     2,405,560       2,893
  Automotive equipment                                     -              -          -       1,558,949     1,558,949           -
  Office furniture and equipment                     311,292        311,292          -       2,196,949     2,198,727      (1,778)
  Equipment under capital leases                           -              -          -            -
  Leasehold improvements                              21,780         21,780          -         201,643       201,643          (0)
                                                ---------------------------------------   ---------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                     333,072        333,072          -       6,365,994     6,364,879       1,115
  Accum. Depreciation                               (274,334)      (272,260)    (2,074)     (3,764,116)   (3,683,275)    (80,841)
                                                ---------------------------------------   ---------------------------------------
TOTAL PROPERTY & EQUIP., NET                          58,738         60,812     (2,074)      2,601,878     2,681,604     (79,726)
                                                ---------------------------------------   ---------------------------------------
Long-term accounts receivable - Other (Texas)              -              -          -       1,031,768       992,049      39,719
Other Assets                                         469,516        467,800      1,716         646,941       644,566       2,375
Investment & Intercompany in Subsidiaries         74,785,282     74,785,282          -      74,785,282    74,785,282           -
                                                ---------------------------------------   ---------------------------------------
TOTAL ASSETS                                      76,269,621     76,254,092     15,529     104,611,405   105,513,217    (901,812)
                                                ---------------------------------------   ---------------------------------------
                                                ---------------------------------------   ---------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                    69,347        135,566    (66,219)        487,937       561,466     (73,529)
  Line of Credit                                  20,076,141     20,097,103    (20,962)     20,076,141    20,097,103     (20,962)
  Accrued expenses, excluding bankruptcy costs       632,291        680,377    (48,086)      1,646,362     1,840,268    (193,906)
  Accrued bankruptcy costs                         2,232,839      2,082,839    150,000       2,232,839     2,082,839     150,000
  Estimated claims against cash held in escrow             -              -          -       2,560,602     2,560,602           -
  Billings in excess of costs & earnings                   -              -          -               -             -           -
  Current portion of long term debt                        -              -          -               -             -           -
  Intercompany - BNYFC                           (19,415,129)   (19,868,922)   453,793      (2,885,876)   (3,043,071)    157,195
  Intercompany payables                                    -            714       (714)          5,370         5,205         165
                                                ---------------------------------------   ---------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES            3,595,489     22,996,599    467,812      24,123,375    24,104,411      18,963
Intercompany - BNYFC                                       -              -          -            -
Intercompany Notes Payable                                 -              -          -       8,741,768     8,741,768           -
Pre petition Liabilities                           2,536,070      2,550,481    (14,411)      5,897,834     5,984,396     (86,562)
Pre petition Estimated Construction Claims                 -              -          -               -             -           -
                                                ---------------------------------------   ---------------------------------------
  TOTAL LIABILITIES                                6,131,559      5,678,158    453,401      38,762,977    38,830,575     (67,599)
                                                ---------------------------------------   ---------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                  121,289        121,289                  3,492,461     3,492,461
Additional paid in capital                       128,204,630    128,204,630                156,738,683   156,738,683
Treasury Stock A-P-I-C                              (562,506)      (562,506)                  (562,506)     (562,506)
Retained earnings - prior                        (49,321,103)   (49,321,103)               (79,652,105)  (79,652,105)
Y-T-D net income pre petition                       (895,498)      (895,498)                (1,169,888)   (1,169,888)
Y-T-D net income post petition                    (7,408,750)    (6,970,878)  (437,872)    (12,998,218)  (12,164,005)   (834,213)
                                                ---------------------------------------   ---------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                      70,138,062     70,575,934   (437,872)     65,848,428    66,682,642    (834,213)
                                                ---------------------------------------   ---------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          76,269,621     76,254,092     15,529     104,611,405   105,513,217    (901,812)
                                                ---------------------------------------   ---------------------------------------
                                                ---------------------------------------   ---------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                (UNAUDITED)    (UNAUDITED)                (UNAUDITED)    (UNAUDITED)
                                               JAN 31, 1998   DEC 31, 1997               JAN 31, 1998   DEC 31, 1997
                                               DISCONTINUED   DISCONTINUED                 COMBINED       COMBINED
                                                OPERATIONS     OPERATIONS     CHANGE        FINAL           FINAL       CHANGE
                                               ---------------------------------------   ---------------------------------------
CURRENT ASSETS
Cash                                                  3,602         27,210    (23,608)          68,131        519,141    (451,010)
Restricted cash held in escrow                            -              -          -        2,615,035      2,614,909        126
Accounts receivable
  A/R--trade                                      6,485,992      6,780,883   (294,891)      21,008,077     21,670,255    (662,178)
  A/R--interco                                        3,811          5,004     (1,193)               -              0          (0)
  A/R--employees                                      4,400          1,200      3,200           38,423         42,274      (3,851)
  A/R--supplemental                                                                 -        1,831,118      1,724,603     106,515
  A/R--misc.                                        152,384        151,471        913        1,228,668      1,251,890     (23,222)
  Allowance for doubtful accounts                (3,243,198)    (3,199,189)   (44,009)      (7,024,368)    (6,945,135)    (79,233)
                                               ---------------------------------------    ----------------------------------------
    Accounts receivable, net                      3,403,389      3,739,369   (335,980)      17,081,918     17,743,887    (661,969)
                                               ---------------------------------------    ----------------------------------------
Costs and earnings in excess of billings                  -              -          -        5,801,236      6,061,123    (259,887)
Prepaid expenses                                          -              -          -          755,575        829,361     (73,786)
Inventory                                                 -              -          -        3,849,849      3,678,632     171,217
Inventory reserve                                         -              -          -       (1,475,823)    (1,319,668)   (156,155)
                                               ---------------------------------------    ----------------------------------------
    Inventory, net                                        -              -          -        2,374,026      2,358,964      15,062
                                               ---------------------------------------    ----------------------------------------
Other current assets                                 94,078        115,696    (21,618)          94,078        115,696     (21,618)
                                               ---------------------------------------    ----------------------------------------
TOTAL CURRENT ASSETS                              3,501,069      3,882,275   (381,206)      28,789,999     30,243,081  (1,453,082)
                                               ---------------------------------------    ----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                   187,180        187,180          0        2,595,633      2,592,740       2,893
  Automotive equipment                              118,074        118,074          0        1,677,023      1,677,023           0
  Office furniture and equipment                     23,796         23,796          -        2,220,745      2,222,523      (1,778)
  Equipment under capital leases                          -           -
  Leasehold improvements                            136,072        136,072          -          337,715        337,715          (0)
                                               ---------------------------------------    ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    465,122        465,121          0        6,831,116      6,830,001       1,115
  Accum. Depreciation                              (325,334)      (321,523)    (3,811)      (4,089,450)    (4,004,798)    (84,652)
                                               ---------------------------------------    ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                        139,788        143,599     (3,811)       2,741,666      2,825,203     (83,537)
                                               ---------------------------------------    ----------------------------------------
Long-term accounts receivable - Other (Texas)             -              -          -        1,031,768        992,049      39,719
Other Assets                                         20,815         20,815         (0)         667,756        665,381       2,375
Investment & Intercompany in Subsidiaries                 -              -          -          425,000        425,000           -
                                               ---------------------------------------    ----------------------------------------
TOTAL ASSETS                                      3,661,672      4,046,689   (385,017)      33,656,189     35,150,714  (1,494,525)
                                               ---------------------------------------    ----------------------------------------
                                               ---------------------------------------    ----------------------------------------
POST PETITION CURRENT LIABILITIES
  Accounts payable                                   48,549         45,478      3,071          536,486        606,944     (70,458)
  Line of Credit                                          -              -          -       20,076,141     20,097,103     (20,962)
  Accrued expenses, excluding bankruptcy costs        2,220         17,020    (14,802)       1,648,581      1,857,289    (208,708)
  Accrued bankruptcy costs                                -              -          -        2,232,839      2,082,839    150,000
  Estimated claims against cash held in escrow            -              -          -        2,560,602      2,560,602          -
  Billings in excess of costs & earnings                  -              -          -                -              -          -
  Current portion of long term debt                       -              -          -                -              -          -
  Intercompany - BNYFC                            2,885,876      3,043,071   (157,195)               0              0          0
  Intercompany payables                             251,236         43,706    207,530                -              -          -
                                               ---------------------------------------    ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES           3,187,881      3,149,275     38,605       27,054,650     27,204,766    (150,127)
Intercompany - BNYFC
Intercompany Notes Payable                        2,535,455      2,535,455                          (0)            -
Pre petition Liabilities                         10,673,183     10,788,167   (114,984)      16,571,017     16,772,564    (201,547)
Pre petition Estimated Construction Claims        2,904,000      2,904,000          -        2,904,000      2,904,000           -
                                               ---------------------------------------    ----------------------------------------
  TOTAL LIABILITIES                              19,300,518     19,376,896    (76,379)      46,529,667     46,881,341    (351,674)
                                               ---------------------------------------    ----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                               2,082,948      2,082,948                     121,289        121,289
Additional paid in capital                       25,370,632     25,370,632                 124,480,376    124,480,376
Treasury Stock A-P-I-C                                    -              -                    (562,506)     (562,506)
Retained earnings - prior                       (32,353,339)   (32,353,339)               (112,005,444) (112,005,444)
Y-T-D net income pre petition                      (676,048)      (676,048)                 (1,845,936)   (1,845,936)
Y-T-D net income post petition                  (10,063,039)    (9,754,402)  (308,638)     (23,061,257)   (21,918,406) (1,142,851)
                                               ---------------------------------------    ----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                    (15,638,846)   (15,330,197)  (308,638)     (12,873,477)   (11,730,615) (1,142,851)
                                               ---------------------------------------    ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          3,661,672      4,046,689   (385,017)      33,656,189     35,150,714  (1,494,525)
                                               ---------------------------------------    ----------------------------------------
                                               ---------------------------------------    ----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                (UNAUDITED)    (UNAUDITED)                (UNAUDITED)    (UNAUDITED)
                                                MONTH ENDED    MONTH ENDED                MONTH ENDED    MONTH ENDED
                                               JAN 31, 1998   DEC 31, 1997               JAN 31, 1998   DEC 31, 1997
                                                    ESD            ESD        CHANGE          PSD            PSD        CHANGE
                                               ---------------------------------------   ---------------------------------------

Sales                                             1,234,139      1,246,710    (12,571)         761,231        851,461     (90,230)
Cost of Sales                                       814,305        772,188     42,117          697,734        812,375    (114,641)
                                               ---------------------------------------    ----------------------------------------
    Gross Profit                                    419,834        474,522    (54,688)          63,497         39,086      24,411

Selling, General, and Administrative                383,461        381,103      2,358          232,383        309,619     (77,236)
                                               ---------------------------------------    ----------------------------------------

Income (Loss) From Operations                        36,373         93,419    (57,046)        (168,886)      (270,533)    101,647

Other Income (Expense):
  I/C Interest Income (Expense)                     (85,543)       (86,233)       690          (75,117)       (73,328)     (1,789)
  Interest Expense                                   (1,671)        (1,229)      (442)               -              -           -
  Interest Income                                       126            108         18                -              -           -
  Gain (loss) on Asset Disposition                        -          4,643     (4,643)               -            400        (400)
  Other Expense                                    (100,175)      (298,205)   198,030           (1,448)        (4,058)      2,610
  Other Income                                            -              -          -                -              -           -
                                               ---------------------------------------    ----------------------------------------
    Total Other Income (Expense)                   (187,263)      (380,916)   193,653          (76,565)       (76,986)        421
Net Loss Before Bankruptcy
       Administrative Expenses                     (150,890)      (287,497)   136,607         (245,451)      (347,519)    102,068
Bankruptcy Administrative Expenses                                                                                              -
                                               ---------------------------------------    ----------------------------------------
Net Loss                                           (150,890)      (287,497)   136,607         (245,451)      (347,519)    102,068
                                               ---------------------------------------    ----------------------------------------
                                               ---------------------------------------    ----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                                                          (UNAUDITED)    (UNAUDITED)
                                                (UNAUDITED)    (UNAUDITED)                MONTH ENDED    MONTH ENDED
                                                MONTH ENDED    MONTH ENDED               JAN 31, 1998   DEC 31, 1997
                                               JAN 31, 1998   DEC 31, 1997                CONTINUING     CONTINUING
                                                 CORPORATE      CORPORATE     CHANGE      OPERATIONS     OPERATIONS     CHANGE
                                               ---------------------------------------   ---------------------------------------
Sales                                                     -              -          -        1,995,370      2,098,171    (102,801)
Cost of Sales                                             -              -          -        1,512,039      1,584,563     (72,524)
                                               ---------------------------------------    ----------------------------------------
    Gross Profit                                          -              -          -          483,331        513,608     (30,277)

Selling, General, and Administrative                256,975        366,826   (109,851)         872,819      1,057,548    (184,729)
                                               ---------------------------------------    ----------------------------------------

Income (Loss) From Operations                      (256,975)      (366,826)   109,851         (389,488)      (543,940)    154,452

Other Income (Expense):
  I/C Interest Income (Expense)                     160,629        159,592      1,037              (31)            31         (62)
  Interest Expense                                 (181,391)      (179,839)    (1,552)        (183,062)      (181,068)     (1,994)
  Interest Income                                     1,716          1,487        229            1,842          1,595         247
  Gain (loss) on Asset Disposition                        -              -          -                -          5,043      (5,043)
  Amortization / Write-off of Goodwill                    -              -          -                -              -           -
  Other Expense                                     (10,813)             -    (10,813)        (112,436)      (302,263)    189,827
  Other Income                                       (1,038)         2,604     (3,642)          (1,038)         2,604      (3,642)
                                                ---------------------------------------    ----------------------------------------
    Total Other Income (Expense)                    (30,897)       (16,156)   (14,741)        (294,725)      (474,058)    179,333
Net Loss Before Bankruptcy
       Administrative Expenses                     (287,872)      (382,982)    95,110         (684,213)    (1,017,998)    333,785
Bankruptcy Administrative Expenses                 (150,000)      (150,000)         -         (150,000)      (150,000)          -
                                               ---------------------------------------    ----------------------------------------
Net Loss                                           (437,872)      (532,982)    95,110         (834,213)    (1,167,998)    333,785
                                               ---------------------------------------    ----------------------------------------
                                               ---------------------------------------    ----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
    OPERATIONS INFORMATION

                                                (UNAUDITED)    (UNAUDITED)                (UNAUDITED)    (UNAUDITED)
                                                MONTH ENDED    MONTH ENDED                MONTH ENDED    MONTH ENDED
                                               JAN 31, 1998   DEC 31, 1997               JAN 31, 1998   DEC 31, 1997
                                               DISCONTINUED   DISCONTINUED                 COMBINED       COMBINED
                                                OPERATIONS     OPERATIONS     CHANGE         FINAL          FINAL       CHANGE
                                               ---------------------------------------   ---------------------------------------
Sales                                                     -              -          -        1,998,167      2,051,847     (53,680)
Cost of Sales                                             -              -          -        1,514,836      1,538,239     (23,403)
                                               ---------------------------------------    ----------------------------------------
    Gross Profit                                          -              -          -          483,331        513,608     (30,277)

Selling, General, and Administrative                  1,904         77,068    (75,164)         874,723      1,134,616    (259,893)
                                               ---------------------------------------    ----------------------------------------

Income (Loss) from Operations                        (1,904)       (77,068)    75,164         (391,392)      (621,008)    229,616

Other Income (Expense):
  I/C Interest Income (Expense)                         155          7,246     (7,091)             124          7,277      (7,153)
  Interest Expense                                        -              -          -         (183,062)      (181,068)     (1,994)
  Interest Income                                         -              -          -            1,842          1,595         247
  Gain (loss) on Asset Disposition                    9,609              -      9,609            9,609          5,043       4,566
  Amortization / Write-off of Goodwill                    -              -          -                -              -           -
  Other Expense                                    (316,498)       (57,269)  (259,229)        (428,934)      (359,532)    (69,402)
  Other Income                                            -          8,627     (8,627)          (1,038)        11,231     (12,269)
                                               ---------------------------------------    ----------------------------------------
    Total Other Income (Expense)                   (306,734)       (41,396)  (265,338)        (601,459)      (515,454)    (86,005)
Net Loss Before Bankruptcy
       Administrative Expenses                     (308,638)      (118,464)  (190,174)        (992,851)    (1,136,462)    143,611
Bankruptcy Administrative Expenses                                                  -         (150,000)      (150,000)          -
                                               ---------------------------------------    ----------------------------------------
Net Loss                                           (308,638)      (118,464)  (190,174)      (1,142,851)    (1,286,462)    143,611
                                               ---------------------------------------    ----------------------------------------
                                               ---------------------------------------    ----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                           (UNAUDITED)    (UNAUDITED)
                                                           MONTH ENDED    MONTH ENDED
                                                          JAN 31, 1998   DEC 31, 1997       CHANGE
                                                          -------------  -------------    ----------
Cash flows from operating activities:
  Net loss                                                ($1,142,851)   ($1,286,462)      $143,611

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                             85,232         87,939         (2,707)
      Additional costs in excess of billings reserves         100,175              0        100,175
      (Gain) Loss on sale of property and equipment            (9,609)        (5,043)        (4,566)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                             661,969        669,784         (7,815)
      Costs in excess of billings                             159,712        952,896       (793,184)
      Inventory                                               (15,062)       (17,115)         2,053
      Prepaids & other assets                                  95,404       (149,766)       245,170
     Increase (decrease) in:
      Accounts payable                                        (70,458)      (200,019)       129,561
      Accrued expenses                                        (58,708)       180,748       (239,456)
      Other net changes in assets and liabilities             (42,220)       (33,529)        (8,691)
                                                            ----------      ---------     ----------
        Total adjustments                                     906,436      1,485,895       (579,459)
                                                            ----------      ---------     ----------
        Net cash provided by operating activities            (236,415)       199,433       (435,848)


Cash flows from investing activities:
     Proceeds from sale of equipment                           10,433         14,286         (3,853)
     Additions to property and equipment                       (2,519)       (11,911)         9,392
                                                            ----------      ---------     ----------
       Net cash provided by (used in) investing activities      7,914          2,375          5,539

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan         (20,962)       130,991       (151,953)
  Increase (decrease) in pre petition liabilities            (201,547)       (85,406)      (116,141)
                                                            ----------      ---------     ----------
      Net cash provided by (used in) financing activities    (222,509)        45,585       (268,094)
                                                            ----------      ---------     ----------
Net increase (decrease) in cash                              (451,010)       247,393       (698,403)

Cash at beginning of period                                   519,141        271,748        247,393
                                                            ----------      ---------     ----------

Cash at end of period                                         $68,131       $519,141      ($451,010)
                                                            ----------      ---------     ----------
                                                            ----------      ---------     ----------

           See accompanying notes to financial statement information

                                                                   EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
January 31, 1998 Financial Reporting Information

Notes to Financial Statement Information

The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

As of January 31, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $20,076,141. The debtor-in-possession financing agreement expired December 31, 1997 and was extended through January 31,1998.
 Omega is currently negotiating with BNYFC for an extension of its debtor-in-possession financing agreement to carry it through the reorganization process. To date, however, Omega has been unable to reach agreement with BNYFC.